UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

Port Street Institutional Opportunities Fund
Institutional Class Shares — PSOFX

Port Street Quality Growth Fund
Institutional Class Shares — PSQGX

Annual Report

www.portstreetinvest.com	March 31, 2017

PORT STREET FUNDS

Dear Shareholders,

March 31, 2017, marked Port Street Quality Growth Fund’s (“Quality Growth”) third year and Port Street Institutional Opportunities Fund’s (“Institutional Opportunities”) first fifteen months.  Thank you for the opportunity to report on the Funds’ strategy, performance, and outlook going forward.

Quality Growth Fund

Quality Growth’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. Quality Growth’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Quality Growth Performance

For the one-year period ending March 31, 2017, the Quality Growth returned 6.57% while the S&P 500 returned 17.17%, and the Russell 1000 Growth was up 15.76%.

Our strategy’s under-performance compared to its benchmarks did not come as a surprise given the type of stock market experienced these past twelve months when volatility neared all-time lows and stock valuations expanded.  As we explained in past letters, we expect our Fund to under-perform in markets that are rising because of equity multiple expansion (rather than due to a breadth of corporate earnings growth).  When market valuations expand while volatility falls, the strategy tends to end up with a growing cash position.  Our cash position in this type of rising market will serve as a drag on performance as it becomes harder to find businesses priced at discounts sufficiently below their intrinsic value.  In addition to the strategy’s cash position, which totaled 43.3% of the portfolio, other contributors to under-performance were our lower-than-benchmark exposure in the energy, financials, and materials sectors.  Our biggest contributors on the positive side of the ledger were our investments in information technology (Apple & Microsoft primarily) & consumer staples.

Institutional Opportunities Fund

Institutional Opportunities seeks to achieve its investment objective through a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure.  Institutional Opportunities structure allows for management to make tactical shifts in the allocations to take advantage of dislocations in asset class valuations or in response to changing market conditions.  The investment process is driven by financial modeling in which the advisor allocates among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, foreign income securities, and real asset strategies. Additionally, the manager allocates to hedged equity strategies to manage overall market exposure and volatility.

Institutional Opportunities Fund Performance

For the one-year period ending March 31, 2017, Institutional Opportunities returned 8.02% while the MSCI All Country World Index (ACWI) returned 15.04%, Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44% and the blended benchmark of 70% MSCI ACWI/ 30% Bloomberg Barclays U.S. Aggregate Bond Index returned 10.51%, for the same period.

PORT STREET FUNDS

Institutional Opportunities underperformed the blended benchmark of the 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index by 2.49% for year ending March 31, 2017.  Institutional Opportunities began the year positioned conservatively across the U.S. and international equity and fixed income markets with 20% of the portfolio to hedged equity strategies.  The U.S. equity allocation performed well during the trailing year with U.S. large-cap value allocation outperforming the Russell 1000 Value Index by over 5%.  The U.S. equity allocation did have pockets of relative underperformance within the U.S. large-cap growth and U.S. mid-cap allocations.  U.S. equity exposure continued its trend higher into 2017 as positive economic sentiment increased with employment growth and increased consumer confidence.  During the first quarter of 2017, we decreased weighting of the hedged equity position by 10% and reallocated capital towards real asset and natural resource equities and increased exposure to U.S. large-cap growth equities.

The international allocation performed well for the one year period through multiple pockets of volatility due to economic, monetary, and political uncertainty.  Despite the uncertainty surrounding global growth prospects towards the beginning of the fiscal year and the unexpected Brexit referendum result, risk assets in the region were quite buoyant.  Institutional Opportunities allocation to the international equity markets was rewarded with exposure to consumer discretionary and industrials sectors as economic data coming out of Europe continued to strengthen.  After careful consideration and ongoing review of emerging markets, management initiated an allocation to emerging market equities.  Management believes attractive valuations as well as growth prospects are strong in emerging markets and since the initial allocation, the exposure has been a positive contributor to the portfolio.

The U.S. fixed income allocation performed in-line with expectations with a majority of the portfolio tilted to high quality corporate and agency issuances.  The Federal Reserve has raised rates over the last two consecutive quarters.  During the recent volatility in the credit markets, Institutional Opportunities navigated and mitigated losses by investing in high quality corporate and government bonds.  Institutional Opportunities exposure to global bonds provided attractive returns over the one-year period with the allocation returning to 11.46%.  The allocation provided Institutional Opportunities approximately 1.28% of the total return over the period.  Towards the latter part of the fiscal year, management eliminated a portion of the longer duration U.S. fixed income exposure and initiated an allocation to a more flexible mandate decreasing overall portfolio interest rate risk.

Given the continued rise in equity markets along with the heightened volatility in credit markets management believes Institutional Opportunities is positioned well to participate in a potentially stronger global growth backdrop, but also positioned appropriately to weather possible increasing volatility.  With the increased exposure to asset classes that may benefit from a rising interest rate and reflationary environment as well as increasing exposures to emerging market growth prospects, management believes Institutional Opportunities is positioned well as we seek to achieve attractive long-term risk adjusted returns.

Outlook

Central banks around the world continue to influence the direction of equity markets, and investors continue to focus on central bank communications for clues.  We’ve finally started to see a rise, albeit a small one, in interest rates as the global economy continues to show signs of life and the risk of recession remains low. Current equity valuations as expressed through the Shiller PE Ratio, remain high relative to their historical averages which, combined with the (negative) effect that higher interest rates will have on asset prices, portend for a more volatile market environment in the near to medium term. We know that picking a direction for the equity markets is anyone’s guess.  However, we believe a volatile market environment means our Funds’ strategies are positioned to limit excessive drawdowns in capital and, moreover are positioned to take advantage of temporary mis-pricings to own larger stakes in great businesses with sustainable competitive advantages. On the other hand, if the market continues to trade higher without a concurrent growth in earnings, we would hope our Funds continue grow while they may lag some of its peers due

PORT STREET FUNDS

to the higher fixed income position and hedged equity allocations for Institutional Opportunities and due to the higher cash position for Quality Growth. We would not be surprised to see higher volatility in the short term. The Federal Reserve has continued to lay the groundwork for increasing interest rates, while Gross Domestic Product (GDP) and corporate earnings growth have shown to be modest at best. Internationally as well as in emerging markets, we are starting to see stronger data with respects to economic growth but given the heightened political environment remain cautious due to potential higher volatility.  Nevertheless, regardless of the direction of the market, we expect that the capital preservation bias underlying our Funds’ strategies should allow us the potential to better protect capital in down periods and seek to better compound capital over full market cycles.

Thank you for your confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Diversification does not assure a profit nor protect against a loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of equity securities of the Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth.

The MSCI All Country World Index (MSCI ACWI) captures large and mid-cap representation across 23 developed market and 23 emerging market countries.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

The 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to directly invest in an index.

Shiller PE Ratio is a price to earnings ratio based on average inflation adjusted earnings from the previous 10 years.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the Schedules of Investments in this report.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods.  The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility.  The Funds will bear its share of expenses and the underlying risks of investments in ETFs and other invest¬ment companies.  The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Funds are distributed by Quasar Distributors, LLC.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of March 31, 2017

	1 Year	Since Inception(1)
Port Street Institutional Opportunities Fund	8.02%	9.17%
MSCI ACWI Index(2)	15.04%	12.08%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	0.44%	2.78%
70% MSCI ACWI Index/30% Bloomberg
Barclays U.S. Aggregate Bond Index(4)	10.51%	9.34%

(1)	December 31, 2015.
(2)	The MSCI ACWI Index captures large and mid-cap representation across 23 developed market and 23 emerging market countries. It is not possible to directly invest in an index.
(3)
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.  It is not possible to directly invest in an index.

(4)
The 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.  It is not possible to directly invest in an index.

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of March 31, 2017

	1 Year	Since Inception(1)
Port Street Quality Growth Fund	6.57%	5.43%
S&P 500 Index(2)	17.17%	10.37%
Russell 1000 Growth Index(3)	15.76%	11.27%

(1)	April 1, 2014.
(2)
The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.  It is not possible to directly invest in an index.

PORT STREET FUNDS

Expense Examples (Unaudited)
March 31, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Port Street Quality Growth Fund
Institutional Class Actual(2)	$1,000.00	$1,043.80	$5.86
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.20	$5.79

Port Street Institutional Opportunities Fund
Institutional Class Actual(2)	$1,000.00	$1,041.90	$6.62
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.40	$6.54

(1)
Expenses are equal to the Port Street Quality Growth and Institutional Opportunities Funds’ annualized expense ratio for the most recent six-month period of 1.15% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the Port Street Quality Growth and Institutional Opportunities Funds’ six-month period ended March 31, 2017 of 4.38% and 4.19%, respectively.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Allocation of Portfolio(1) (Unaudited)
as of March 31, 2017
(% of net assets)

Top Ten Holdings(1)(2) (Unaudited)
as of March 31, 2017
(% of net assets)

FMI International Fund	8.2%
IVA International Fund, Class I	7.5%
Boston Partners Long/Short Research Fund	5.9%
Swan Defined Risk Fund, Class I	5.7%
Templeton Global Bond Fund, Advisor Class	5.1%
BlackRock Strategic Opportunities Portfolio,
Institutional Class	4.4%
Oppenheimer Developing Markets Fund, Class I	3.0%
Cohen & Steers Real Assets Fund, Class I	2.4%
Victory Global Natural Resources Fund, Class Y	2.2%
Adobe Systems, Inc.	0.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	The Invesco Treasury Portfolio, Institutional Class is excluded from the Top Ten holdings.

PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
as of March 31, 2017
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of March 31, 2017
(% of net assets)

Apple, Inc.	5.4%
Oracle Corp.	4.2%
United Technologies Corp.	4.0%
Microsoft Corp.	3.4%
Cisco Systems, Inc.	3.3%
Berkshire Hathaway, Inc., Class B	3.2%
Wal-Mart Stores, Inc.	3.1%
Novo-Nordisk – ADR	3.0%
C. H. Robinson Worldwide, Inc.	2.9%
Varian Medical Systems, Inc.	2.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments
March 31, 2017

	Shares	Value
INVESTMENT COMPANIES — 44.6%
Ares Capital Corp.	5,250	$91,245
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	253,518	2,509,829
Boston Partners Long/Short Research Fund*	211,103	3,348,096
Cohen & Steers Real Assets Fund, Class I	152,370	1,339,334
FMI International Fund	146,441	4,624,602
IVA International Fund, Class I	254,872	4,276,757
Metropolitan West Total Return Bond Fund, Class I	132	1,394
Oppenheimer Developing Markets Fund, Class I	47,421	1,683,462
Swan Defined Risk Fund, Class I	269,783	3,258,975
Templeton Global Bond Fund, Advisor Class	234,685	2,917,141
Victory Global Natural Resources Fund, Class Y*	51,883	1,249,347
Total Investment Companies
(Cost $23,327,180)		25,300,182

COMMON STOCKS — 34.7%

Consumer Discretionary — 3.8%
Aramark	5,881	216,832
Grand Canyon Education, Inc.*	1,200	85,932
Healthcare Services Group, Inc.	5,138	221,396
Home Depot, Inc.	2,190	321,558
Interpublic Group of Companies, Inc.	1,725	42,383
Lennar Corp., Class A	4,850	248,271
Mohawk Industries, Inc.*	375	86,059
Newell Brands, Inc.	1,654	78,019
PVH Corp.	350	36,215
ServiceMaster Global Holdings, Inc.*	1,250	52,188
Signet Jewelers Ltd.	425	29,440
Starbucks Corp.	4,397	256,741
Time Warner, Inc.	2,128	207,927
Walt Disney Co.	2,277	258,189
		2,141,150
Consumer Staples — 4.5%
Archer-Daniels-Midland Co.	3,760	173,110
Church & Dwight Co., Inc.	7,981	398,012
Coca-Cola Co.	4,700	199,468
Costco Wholesale Corp.	903	151,424
Coty, Inc., Class A	4,700	85,211
JM Smucker Co.	1,271	166,603
Kimberly-Clark Corp.	1,066	140,318

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Shares	Value
Consumer Staples — 4.5% (Continued)
Mondelez International, Inc., Class A	4,500	$193,860
PepsiCo, Inc.	2,776	310,523
Unilever NV	4,370	217,102
Walgreens Boots Alliance, Inc.	6,104	506,937
		2,542,568
Energy — 2.2%
Baker Hughes, Inc.	650	38,883
Concho Resources, Inc.*	838	107,549
Continental Resources, Inc.*	1,275	57,910
Diamondback Energy, Inc.*	1,134	117,613
EQT Corp.	3,300	201,630
Forum Energy Technologies, Inc.*	1,750	36,225
Halliburton Co.	3,380	166,330
Phillips 66	2,750	217,855
Pioneer Natural Resources Co.	1,000	186,230
QEP Resources, Inc.*	3,075	39,083
WPX Energy, Inc.*	5,125	68,624
		1,237,932
Financials — 5.3%
Ameriprise Financial, Inc.	1,990	258,063
Arthur J. Gallagher & Co.	1,675	94,704
Athene Holding Ltd., Class A*	1,025	51,240
Banco Bilbao Vizcaya Argentaria SA — ADR	31,421	239,114
Bank of America Corp.	13,860	326,957
BOK Financial Corp.	1,600	125,232
Charles Schwab Corp.	7,010	286,078
Chemical Financial Corp.	1,275	65,216
Chubb Ltd.	1,600	218,000
Cullen/Frost Bankers, Inc.	1,510	134,345
First American Financial Corp.	1,450	56,956
First Republic Bank	1,930	181,053
Hartford Financial Services Group, Inc.	950	45,666
Huntington Bancshares, Inc.	2,800	37,492
Investors Bancorp, Inc.	5,175	74,417
JPMorgan Chase & Co.	2,010	176,558
M&T Bank Corp.	1,270	196,507
Mitsubishi UFJ Financial Group, Inc. — ADR	26,180	165,981
Nasdaq, Inc.	600	41,670
PacWest Bancorp	1,125	59,918
Reinsurance Group of America, Inc.	550	69,839

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Shares	Value
Financials — 5.3% (Continued)
SEI Investments Co.	975	$49,179
Synchrony Financial	2,125	72,888
		3,027,073
Health Care — 6.6%
AbbVie, Inc.	3,900	254,124
Acadia Healthcare Co., Inc.*	3,038	132,457
Akorn, Inc.*	7,359	177,205
Allergan plc	1,057	252,538
Amgen, Inc.	1,220	200,165
Baxter International, Inc.	5,490	284,711
Becton, Dickinson & Co.	1,677	307,629
Biogen, Inc.*	702	191,941
Catalent, Inc.*	1,775	50,268
Centene Corp.*	650	46,319
CR Bard, Inc.	918	228,160
Danaher Corp.	2,305	197,147
Endo International plc*	1,675	18,693
Envision Healthcare Corp.*	1,200	73,584
Express Scripts Holding Co.*	2,825	186,196
Laboratory Corp. of America Holdings*	1,961	281,345
MEDNAX, Inc.*	1,000	69,380
Medtronic plc	3,210	258,597
Novartis AG — ADR	2,703	200,752
Quintiles IMS Holdings, Inc.*	529	42,600
VWR Corp.*	1,275	35,955
Zoetis, Inc.	4,709	251,319
		3,741,085
Industrials — 2.4%
3M Co.	821	157,082
CaesarStone Ltd.*	1,750	63,438
Deere & Co.	507	55,192
FedEx Corp.	1,175	229,301
General Dynamics Corp.	1,500	280,800
HD Supply Holdings, Inc.*	1,300	53,462
Hertz Global Holdings, Inc.*	515	9,033
Hubbell, Inc.	325	39,016
KAR Auction Services, Inc.	975	42,578
Milacron Holdings Corp.*	2,800	52,108
Oshkosh Corp.	3,640	249,668

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Shares	Value
Industrials — 2.4% (Continued)
Pentair plc	1,050	$65,919
Snap-on, Inc.	350	59,035
		1,356,632
Information Technology — 6.5%
Adobe Systems, Inc.*	4,012	522,082
Alliance Data Systems Corp.	250	62,250
Alphabet, Inc., Class A*	289	245,014
Analog Devices, Inc.	525	43,024
ANSYS, Inc.*	1,821	194,610
Apple, Inc.	1,794	257,726
Broadridge Financial Solutions, Inc.	2,307	156,761
CACI International, Inc., Class A*	425	49,852
Check Point Software Technologies Ltd.*	600	61,596
CommScope Holding Co, Inc.*	850	35,453
Facebook, Inc., Class A*	1,121	159,238
Fidelity National Information Services, Inc.	1,125	89,572
Fiserv, Inc.*	225	25,945
Global Payments, Inc.	975	78,663
MasterCard, Inc.	2,332	262,280
Microchip Technology, Inc.	3,840	283,315
Micron Technology, Inc.*	2,050	59,245
Microsoft Corp.	4,510	297,029
NCR Corp.*	1,025	46,822
PayPal Holdings, Inc.*	7,691	330,867
RingCentral, Inc.*	1,475	41,743
Sabre Corp.	7,334	155,407
Synopsys, Inc.*	2,912	210,043
		3,668,537
Materials — 2.5%
Avery Dennison Corp.	3,030	244,218
Constellium NV*	6,000	39,000
Crown Holdings, Inc.*	1,200	63,540
Dow Chemical Co.	3,580	227,473
Ecolab, Inc.	2,193	274,871
Martin Marietta Materials, Inc.	1,250	272,812
Packaging Corp. of America	500	45,810
PPG Industries, Inc.	2,000	210,160
Reliance Steel & Aluminum Co.	750	60,015
		1,437,899

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Shares/Par	Value
Real Estate — 0.2%
CyrusOne, Inc. — REIT	675	$34,742
New Residential Investment Corp. — REIT	5,225	88,721
		123,463
Telecommunication Services — 0.2%
Verizon Communications, Inc.	2,031	99,011

Utilities — 0.5%
AES Corp.	11,950	133,601
National Fuel Gas Co.	2,570	153,224
		286,825

Total Common Stocks
(Cost $16,242,989)		19,662,175

CORPORATE BONDS — 7.8%

Consumer Discretionary — 1.0%
Best Buy, Inc.
5.500%, 03/15/2021	$30,000	32,371
Carnival Corp.
3.950%, 10/15/2020	95,000	100,003
CBS Corp.
2.300%, 08/15/2019	80,000	80,353
Comcast Corp.
4.400%, 08/15/2035	25,000	25,961
McDonald’s Corp.
3.500%, 07/15/2020	96,000	100,557
NBCUniversal Media, LLC
5.150%, 04/30/2020	45,000	49,137
Omnicom Group, Inc.
4.450%, 08/15/2020	50,000	53,328
Starbucks Corp.
2.100%, 02/04/2021	75,000	75,262
Walt Disney Co.
7.000%, 03/01/2032	20,000	27,974
		544,946
Consumer Staples — 1.0%
Clorox Co.
3.800%, 11/15/2021	25,000	26,297
Coca-Cola Co.
3.300%, 09/01/2021	70,000	73,257

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Consumer Staples — 1.0% (Continued)
Colgate-Palmolive Co.
2.100%, 05/01/2023	$100,000	$97,450
CVS Health Corp.
4.125%, 05/15/2021	45,000	47,650
Diageo Capital plc
5.875%, 09/30/2036	20,000	24,541
Dr. Pepper Snapple Group, Inc.
4.500%, 11/15/2045	15,000	14,978
Estee Lauder Co., Inc.
1.800%, 02/07/2020	40,000	40,053
Johnson & Johnson
2.250%, 03/03/2022	50,000	50,100
Kraft Heinz Foods Co.
5.375%, 02/10/2020	70,000	76,102
Kroger Co.
3.850%, 08/01/2023	55,000	57,042
PepsiCo, Inc.
1.850%, 04/30/2020	30,000	30,131
Walgreens Boots Alliance, Inc.
4.500%, 11/18/2034	25,000	25,038
		562,639
Energy — 0.7%
Apache Finance Canada Corp.
7.750%, 12/15/2029	60,000	78,348
Chevron Corp.
4.950%, 03/03/2019	45,000	47,745
Exxon Mobil Corp.
2.222%, 03/01/2021	100,000	100,248
Magellan Midstream Partners LP
6.400%, 05/01/2037	15,000	17,699
Occidental Petroleum Corp.
2.600%, 04/15/2022	60,000	59,848
Valero Energy Corp.
6.125%, 02/01/2020	65,000	71,613
		375,501
Financials — 0.4%
American Express Credit Corp.
2.250%, 08/15/2019	75,000	75,617
Caterpillar Financial Services Corp.
7.150%, 02/15/2019	45,000	49,286

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Financials — 0.4% (Continued)
Charles Schwab Corp.
3.200%, 03/02/2027	$40,000	$39,832
Chubb INA Holdings, Inc.
3.350%, 05/15/2024	40,000	40,881
Travelers Companies, Inc.
6.250%, 06/15/2037	20,000	26,051
		231,667
Health Care — 0.4%
Abbott Laboratories
2.000%, 09/15/2018	55,000	55,082
2.350%, 11/22/2019	45,000	45,215
Agilent Technologies, Inc.
3.875%, 07/15/2023	45,000	46,792
Baxter International, Inc.
2.400%, 08/15/2022	60,000	58,186
Merck & Co, Inc.
2.800%, 05/18/2023	40,000	40,197
		245,472
Industrials — 1.5%
Canadian National Railway Co.
2.850%, 12/15/2021	95,000	96,865
Canadian Pacific Railway Co.
7.250%, 05/15/2019	60,000	66,364
Eaton Corp.
2.750%, 11/02/2022	90,000	89,488
FedEx Corp.
2.300%, 02/01/2020	60,000	60,536
4.900%, 01/15/2034	30,000	32,242
General Electric Co.
6.750%, 03/15/2032	45,000	60,770
Illinois Tool Works, Inc.
6.250%, 04/01/2019	85,000	92,741
Norfolk Southern Corp.
3.850%, 01/15/2024	35,000	36,699
Pentair Finance
1.875%, 09/15/2017	75,000	75,045
Precision Castparts Corp.
1.250%, 01/15/2018	40,000	39,980
Republic Services, Inc.
4.750%, 05/15/2023	90,000	99,110

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Industrials — 1.5% (Continued)
Southwest Airlines Co.
3.000%, 11/15/2026	$20,000	$18,920
United Parcel Service, Inc.
6.200%, 01/15/2038	30,000	39,269
Waste Management, Inc.
3.500%, 05/15/2024	70,000	72,445
		880,474
Information Technology — 0.4%
Amphenol Corp.
2.550%, 01/30/2019	90,000	91,194
Apple, Inc.
4.500%, 02/23/2036	25,000	27,061
MasterCard, Inc.
2.000%, 04/01/2019	40,000	40,301
Microsoft Corp.
4.200%, 11/03/2035	25,000	26,260
Visa, Inc.
4.150%, 12/14/2035	25,000	26,205
		211,021
Materials — 0.5%
Airgas, Inc.
1.650%, 02/15/2018	95,000	95,146
Dow Chemical Co.
8.550%, 05/15/2019	75,000	85,062
Eastman Chemical Co.
2.700%, 01/15/2020	50,000	50,717
3.800%, 03/15/2025	40,000	40,923
		271,848
Real Estate — 0.1%
AvalonBay Communities, Inc.
3.625%, 10/01/2020	40,000	41,488
Host Hotels & Resorts LP
4.750%, 03/01/2023	25,000	26,487
		67,975
Telecommunication Services — 0.1%
AT&T, Inc.
2.450%, 06/30/2020	50,000	50,035

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Utilities — 1.7%
Ameren Corp.
2.700%, 11/15/2020	$79,000	$79,780
American Water Capital Corp.
3.850%, 03/01/2024	10,000	10,512
6.593%, 10/15/2037	20,000	27,101
Arizona Public Service Co.
5.625%, 05/15/2033	20,000	23,002
Commonwealth Edison Co.
4.000%, 08/01/2020	90,000	94,771
Connecticut Light & Power Co.
2.500%, 01/15/2023	10,000	9,880
3.200%, 03/15/2027	40,000	40,257
Consolidated Edison Co. of New York, Inc.
5.500%, 12/01/2039	20,000	23,788
Consumers Energy Co.
5.800%, 09/15/2035	5,000	6,089
Delmarva Power & Light Co.
3.500%, 11/15/2023	25,000	25,894
DTE Electric Co.
5.700%, 10/01/2037	20,000	24,369
Duke Energy Progress, LLC
2.800%, 05/15/2022	70,000	70,954
6.125%, 09/15/2033	25,000	31,258
Florida Power & Light Co.
5.400%, 09/01/2035	15,000	17,689
Louisville Gas & Electric Co.
3.300%, 10/01/2025	40,000	40,384
Nevada Power Co.
5.375%, 09/15/2040	20,000	23,068
NiSource Financial Corp.
6.125%, 03/01/2022	55,000	63,066
Northern States Power Co.
6.200%, 07/01/2037	20,000	25,924
Oncor Electric Delivery Co.
7.000%, 09/01/2022	50,000	60,387
7.000%, 05/01/2032	5,000	6,849
PacifiCorp
3.600%, 04/01/2024	25,000	25,973
Portland General Electric Co.
6.100%, 04/15/2019	35,000	37,759

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Utilities — 1.7% (Continued)
Public Service Company of Colorado
6.250%, 09/01/2037	$5,000	$6,438
Public Service Electric & Gas Co.
5.800%, 05/01/2037	10,000	12,400
South Carolina Electric & Gas Co.
5.300%, 05/15/2033	25,000	28,412
Southern California Edison Co.
5.550%, 01/15/2037	20,000	23,984
Southern California Gas Co.
3.200%, 06/15/2025	25,000	25,419
Virginia Electric & Power Co.
5.000%, 06/30/2019	25,000	26,708
6.350%, 11/30/2037	20,000	25,791
WEC Energy Group, Inc.
2.450%, 06/15/2020	60,000	60,403
		978,309
Total Corporate Bonds
(Cost $4,451,593)		4,419,887

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES — 5.8%
Federal Home Loan Mortgage Corporation
1.250%, 10/02/2019	150,000	149,218
Federal Home Loan Mortgage Corporation Pool
3.000%, 05/01/2027, #J19197	86,895	89,231
3.000%, 12/01/2030, #G18578	166,257	170,726
2.500%, 01/01/2031, #G18581	109,247	109,444
3.500%, 06/01/2042, #C04060	102,539	105,378
4.500%, 03/01/2044, #G60017	96,804	104,510
3.500%, 12/01/2044, #G08620	101,956	104,388
3.000%, 04/01/2045, #G08635	72,417	71,822
3.500%, 12/01/2045, #G08681	144,800	148,236
4.000%, 01/01/2046, #G60421	120,584	127,292
Federal National Mortgage Association
2.125%, 04/24/2026	50,000	47,838
6.625%, 11/15/2030	150,000	211,866
Federal National Mortgage Association Pool
3.000%, 05/01/2031, #AS7463	125,722	129,062
2.500%, 07/01/2031, #AS7467	118,660	118,833
2.000%, 11/01/2031, #MA2802	110,802	107,935

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
Federal National Mortgage Association Pool (Continued)
5.500%, 01/01/2035, #735141	$79,091	$88,601
4.000%, 08/01/2040, #AD8522	106,577	112,140
4.500%, 08/01/2040, #AE0217	64,201	69,085
4.000%, 01/01/2041, #AB2078	28,952	30,625
3.500%, 02/01/2041, #AE0828	115,751	119,138
4.000%, 02/01/2041, #AE0949	72,748	76,645
4.500%, 02/01/2041, #AH5583	77,727	83,643
4.000%, 12/01/2041, #AJ7689	58,814	61,955
3.500%, 08/01/2042, #AL2921	85,897	88,310
3.000%, 08/01/2042, #AP4258	27,947	27,869
3.000%, 04/01/2043, #AB9186	151,854	151,424
3.000%, 05/01/2043, #AT2725	166,330	165,858
3.000%, 09/01/2043, #AU4279	89,099	88,828
4.000%, 12/01/2043, #AV0691	65,939	69,724
5.000%, 11/01/2044, #AL8878	42,980	47,036
3.500%, 06/01/2046, #AS7387	71,368	73,066
4.500%, 07/01/2046, #AS7568	67,762	72,848
Government National Mortgage Association Pool
4.000%, 02/20/2041, #G24945	47,462	50,542
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $3,315,764)		3,273,116

U.S. TREASURY OBLIGATIONS — 2.3%
United States Treasury Bonds
4.375%, 05/15/2040	95,000	117,984
4.375%, 05/15/2041	125,000	155,654
2.750%, 11/15/2042	210,000	200,013
2.500%, 02/15/2045	250,000	224,697
2.500%, 05/15/2046	170,000	152,256
United States Treasury Notes
0.625%, 04/30/2018	170,000	169,133
1.625%, 06/30/2019	100,000	100,666
2.000%, 02/15/2025	95,000	92,920
2.250%, 11/15/2025	95,000	94,197
Total U.S. Treasury Obligations
(Cost $1,346,140)		1,307,520

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par	Value
ASSET-BACKED SECURITIES — 1.0%
Consumer Discretionary — 0.2%
American Airlines
Series 2015-1, Class A
3.375%, 11/01/2028	$55,754	$54,708
Continental Airlines Partners Trust
Series 2015-1, Class A
4.750%, 01/12/2021	39,041	41,140
Series 2012-2, Class A
4.000%, 04/29/2026	29,652	30,838
Hawaiian Airlines
Series 2013-A1, Class A
3.900%, 01/15/2026	12,513	12,685
		139,371
Financials — 0.4%
Bank of America Credit Card Trust
Series 2017-A1, Class A1
1.950%, 08/15/2022	100,000	100,185
Capital One Multi-Asset Execution Trust
Series 2015-A1, Class A1
1.390%, 01/15/2021	50,000	49,983
World Financial Network Credit Card Master Trust
Series 2014-C, Class A
1.540%, 08/15/2021	55,000	55,050
		205,218
Industrials — 0.4%
CNH Equipment Trust
Series 2014-B, Class A3
0.910%, 05/15/2019	24,802	24,792
Series 2016-C, Class A2
1.260%, 02/18/2020	25,000	24,968
John Deere Owner Trust
Series 2014-A, Class A4
1.450%, 07/15/2020	125,000	125,097
Union Pacific Railroad Co.
Series 2014-1
3.227%, 05/14/2026	65,184	64,005
		238,862
Total Asset-Backed Securities
(Cost $587,960)		583,451

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments – Continued
March 31, 2017

	Par/Shares	Value
MUNICIPAL BONDS — 0.5%
California Department of Water Resources Power Supply
Series P
1.713%, 05/01/2021	$75,000	$73,903
District of Columbia
Series E
4.343%, 12/01/2018	70,000	73,073
Port of Seattle Washington
Series C
2.062%, 11/01/2017	80,000	80,381
Texas Tech University
Series B
1.925%, 02/15/2020	50,000	50,032
Total Municipal Bonds
(Cost $278,423)		277,389

SHORT-TERM INVESTMENT — 3.3%
Invesco Treasury Portfolio, Institutional Class, 0.59%^
(Cost $1,884,791)	1,884,791	1,884,791

Total Investments — 100.0%
(Cost $51,434,840)		56,708,511
Other Assets and Liabilities, Net — 0.0%		28,982
Total Net Assets — 100.0%		$56,737,493

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2017.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments
March 31, 2017

	Shares	Value
COMMON STOCKS — 56.7%
Consumer Discretionary — 3.4%
Omnicom Group, Inc.	3,200	$275,872
Polaris Industries, Inc.	8,400	703,920
Starbucks Corp.	14,200	829,138
		1,808,930
Consumer Staples — 7.1%
Coca-Cola Co.	80	3,395
PepsiCo, Inc.	8,200	917,252
Procter & Gamble Co.	13,700	1,230,945
Wal-Mart Stores, Inc.	22,600	1,629,008
		3,780,600
Financials — 3.2%
Berkshire Hathaway, Inc., Class B*	10,100	1,683,468

Health Care — 9.5%
Becton, Dickinson & Co.	3,500	642,040
Biogen, Inc.*	3,200	874,944
Medtronic plc	5,200	418,912
Novo Nordisk — ADR	46,400	1,590,592
Varian Medical Systems, Inc.*	16,600	1,512,758
		5,039,246
Industrials — 9.0%
C.H. Robinson Worldwide, Inc.	19,700	1,522,613
Expeditors International of Washington, Inc.	20,700	1,169,343
United Technologies Corp.	18,800	2,109,548
		4,801,504
Information Technology — 24.5%
Accenture plc, Class A	9,500	1,138,860
Alphabet, Inc., Class A*	950	805,410
Apple, Inc.	20,100	2,887,566
Cisco Systems, Inc.	51,400	1,737,320
Cognizant Technology Solutions Corp., Class A*	20,200	1,202,304
International Business Machines Corp.	4,800	835,872
Microsoft Corp.	27,500	1,811,150
Oracle Corp.	49,800	2,221,578
Total Systems Services, Inc.	7,000	374,220
		13,014,280
Total Common Stocks
(Cost $25,801,205)		30,128,028

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments – Continued
March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT — 43.3%
Invesco Treasury Portfolio, Institutional Class, 0.59%^ (a)
(Cost $23,048,684)	23,048,684	$23,048,684

Total Investments — 100.0%
(Cost $48,849,889)		53,176,712
Other Assets and Liabilities, Net — 0.0%		11,480
Total Net Assets — 100.0%		$53,188,192

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2017.
(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
ADR — American Depositary Receipt

See Notes to the Financial Statements

PORT STREET FUNDS

Statements of Assets and Liabilities
March 31, 2017

	Institutional	Quality
	Opportunities Fund	Growth Fund
ASSETS:
Investments, at value
(cost $51,434,840 and $48,849,889, respectively)	$56,708,511	$53,176,712
Dividends & interest receivable	105,134	55,409
Receivable for investment securities sold	5,787	—
Receivable for capital shares sold	—	77,500
Prepaid expenses	12,761	15,162
Total assets	56,832,193	53,324,783

LIABILITIES:
Payable to investment adviser	34,899	34,880
Payable for fund administration & accounting fees	18,850	11,416
Payable for capital shares redeemed	—	53,421
Payable for compliance fees	4,122	2,360
Payable for transfer agent fees & expenses	4,144	4,201
Payable for custody fees	2,406	900
Payable for trustee fees	2,340	2,368
Accrued shareholder service fees	4,803	4,458
Accrued other fees	23,136	22,587
Total liabilities	94,700	136,591

NET ASSETS	$56,737,493	$53,188,192

NET ASSETS CONSIST OF:
Paid-in capital	$50,979,568	$48,494,122
Accumulated undistributed net investment income	48,791	15,480
Accumulated undistributed net realized gain on investments	435,463	351,767
Net unrealized appreciation on investments	5,273,671	4,326,823
Net assets	$56,737,493	$53,188,192

Net assets	$56,737,493	$53,188,192
Shares issued and outstanding(1)	5,173,230	4,575,903
Net asset value, redemption price and offering price per share	$10.97	$11.62

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET FUNDS

Statements of Operations
For the Year Ended March 31, 2017

	Institutional	Quality
	Opportunities Fund	Growth Fund
INVESTMENT INCOME:
Dividend income	$708,376	$513,030
Less: Foreign taxes withheld	(3,425)	(6,536)
Interest income	204,165	60,183
Total investment income	909,116	566,677

EXPENSES:
Investment adviser fees (See Note 4)	461,880	399,752
Fund administration & accounting fees (See Note 4)	113,557	70,227
Shareholder service fees (See Note 5)	54,339	42,721
Federal & state registration fees	28,723	22,745
Compliance fees (See Note 4)	24,522	14,029
Transfer agent fees & expenses (See Note 4)	23,523	23,510
Audit fees	17,910	16,368
Legal fees	16,196	12,145
Custody fees (See Note 4)	13,609	4,965
Trustee fees	9,866	9,209
Other fees	8,299	6,585
Postage & printing fees	6,799	5,986
Total expenses before waiver	779,223	628,242
Less: waiver from investment adviser (See Note 4)	(99,987)	(87,401)
Net expenses	679,236	540,841

NET INVESTMENT INCOME	229,880	25,836

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,118,278	703,977
Capital gain distributions from regulated investment companies	66,080	—
Net change in unrealized appreciation on investments	2,794,496	2,384,202
Net realized and unrealized gain on investments	3,978,854	3,088,179

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,208,734	$3,114,015

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

		For the Period
		Inception(1)
	Year Ended	through
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income (loss)	$229,880	$(8,331)
Net realized gain on investments	1,118,278	4,318
Capital gain distributions from
regulated investment companies	66,080	—
Net change in unrealized appreciation on investments	2,794,496	2,479,175
Net increase in net assets resulting from operations	4,208,734	2,475,162

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	962,100	50,057,824
Proceeds from reinvestment of distributions	925,954	—
Payments for shares redeemed	(966,310)	—
Net increase in net assets resulting
from capital share transactions	921,744	50,057,824

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(264,396)	—
From net realized gains	(661,575)	—
Total distributions to shareholders	(925,971)	—

TOTAL INCREASE IN NET ASSETS	4,204,507	52,532,986

NET ASSETS:
Beginning of year	52,532,986	—
End of year (including accumulated
undistributed net investment income
of $48,791 and $0, respectively)	$56,737,493	$52,532,986

(1)	Inception date of the Fund was December 31, 2015.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income (loss)	$25,836	$(13,297)
Net realized gain (loss) on investments	703,977	(5,901)
Net change in unrealized appreciation on investments	2,384,202	1,564,774
Net increase in net assets resulting from operations	3,114,015	1,545,576

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,862,566	29,308,349
Proceeds from reinvestment of distributions	204,525	69,340
Payments for shares redeemed	(13,779,393)	(10,004,367)
Net increase in net assets resulting
from capital share transactions	6,287,698	19,373,322

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,356)	(3,987)
From net realized gains	(274,686)	(85,554)
Total distributions to shareholders	(285,042)	(89,541)

TOTAL INCREASE IN NET ASSETS	9,116,671	20,829,357

NET ASSETS:
Beginning of year	44,071,521	23,242,164
End of year (including accumulated
undistributed net investment income
of $15,480 and $0, respectively)	$53,188,192	$44,071,521

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Financial Highlights

		For the Period
	Year Ended	Inception through
For a Fund share outstanding throughout each period	March 31, 2017	March 31, 2016(1)

PER SHARE DATA:
Net asset value, beginning of period	$10.33	$10.00
Investment operations:
Net investment income (loss)(3)	0.04	(0.00	)(2)
Net realized and unrealized gain on investments	0.78	0.33
Total from investment operations	0.82	0.33
Less distributions from:
Net investment income	(0.05)	—
Net realized gains	(0.13)	—
Total distributions	(0.18)	—
Net asset value, end of period	$10.97	$10.33

TOTAL RETURN	8.02%	3.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$56.7	$52.5
Ratio of expenses to average net assets:(4)
Before expense reimbursement/waiver	1.43%	2.13%
After expense reimbursement/waiver	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:(4)
Before expense reimbursement/waiver	0.24%	(0.99)%
After expense reimbursement/waiver	0.42%	(0.11)%

Portfolio turnover rate	49%	13%

(1)	Inception date of the Fund was December 31, 2015.
(2)	Amount per share is less than $0.005.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include income and expenses of underlying investment companies in which the Fund invests.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Financial Highlights

	Year Ended		Year Ended		Year Ended
For a Fund share outstanding throughout each year	March 31, 2017		March 31, 2016		March 31, 2015

PER SHARE DATA:
Net asset value, beginning of year	$10.97		$10.61		$10.00
Investment operations:
Net investment income (loss)	0.00	(1)	(0.00	)(1)	0.00 (1)
Net realized and unrealized gain on investments	0.72		0.39		0.61
Total from investment operations	0.72		0.39		0.61
Less distributions from:
Net investment income	(0.00	)(1)	(0.00	)(1)	—
Net realized gains	(0.07)		(0.03)		—
Total distributions	(0.07)		(0.03)		—
Net asset value, end of year	$11.62		$10.97		$10.61

TOTAL RETURN	6.57%		3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$53.2		$44.1		$23.2
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.34%		1.59%		3.49%
After expense reimbursement/waiver	1.15%		1.15%		1.15%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	(0.13)%		(0.48)%		(2.29)%
After expense reimbursement/waiver	0.06%		(0.04)%		0.05%

Portfolio turnover rate	12%		9%		13%

(1)	Amount per share is less than $0.005.

See Notes to the Financial Statements

PORT STREET FUNDS

Notes to the Financial Statements
March 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Institutional Opportunities Fund (“Institutional Opportunities Fund”) and the Port Street Quality Growth Fund (“Quality Growth Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Institutional Opportunities Fund is to seek long-term growth of capital.  The investment objective of the Quality Growth Fund is total return.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Institutional Opportunities Fund commenced operations on December 31, 2015 and the Quality Growth Fund commenced operations on April 1, 2014.  The Funds currently offer an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended March 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended March 31, 2017, the Funds did not have liabilities for any unrecognized tax benefits.

Security Transactions, Income and Distributions — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

will have no effect on net assets, results of operations or net asset values per share of the Funds.  For the year ended March 31, 2017, the following reclassifications were made:

	Accumulated	Accumulated
	Undistributed Net	Undistributed	Paid-In
	Investment Income	Net Realized Gain	Capital
Institutional Opportunities Fund	$83,307	$(83,307)	$ —
Quality Growth Fund	—	—	—

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

(“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities — Fixed income securities, including asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Institutional Opportunities Fund
Investment Companies	$25,300,182	$—	$—	$25,300,182
Common Stocks	19,662,175	—	—	19,662,175
Corporate Bonds	—	4,419,887	—	4,419,887
U.S. Government Agency
Mortgage-Backed Securities	—	3,273,116	—	3,273,116
U.S. Treasury Obligations	—	1,307,520	—	1,307,520
Asset-Backed Securities	—	583,451	—	583,451
Municipal Bonds	—	277,389	—	277,389
Short-Term Investment	1,884,791	—	—	1,884,791
Total Investments in Securities	$46,847,148	$9,861,363	$—	$56,708,511

	Level 1	Level 2	Level 3	Total
Quality Growth Fund
Common Stocks	$30,128,028	$—	$—	$30,128,028
Short-Term Investment	23,048,684	—	—	23,048,684
Total Investments in Securities	$53,176,712	$—	$—	$53,176,712

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2017, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments LLC (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser monthly management fees based upon the average daily net assets of the Funds at the following annual rates:

Fund
Institutional Opportunities Fund	0.85%
Quality Growth Fund	0.85% on first $100 million
0.80% on the next $150 million
0.75% on the next $500 million
0.70% on assets over $750 million

For the Institutional Opportunities Fund, the Adviser has engaged Aristotle Capital Management, AMI Asset Management Corp., Vaughn Nelson Investment Management, and Segall, Bryant & Hamill (the “Sub-Advisers”) as Sub-Advisers to the Fund. Subject to the supervision of the Adviser, the Sub-Advisers are responsible for the day-to-day management of their respective sleeves of the Fund’s portfolio allocated by the Adviser, including purchase, retention and sale of securities. The Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they have been allocated to manage.

For the Quality Growth Fund, the Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities.

The Adviser has contractually agreed to reduce its management fees, and may reimburse the Funds for their operating expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Funds do not exceed the following rates based upon the average daily net assets of the Funds:

Fund
Institutional Opportunities Fund	1.25%
Quality Growth Fund	1.15%

Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reduction or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reduction and reimbursement occurred and when fees and expenses are being recouped.  The Operating Expense Limitation Agreements are intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2018	3/31/2019	3/31/2020
Institutional Opportunities Fund	$ —	$ 64,293	$99,987
Quality Growth Fund	181,104	136,245	87,401

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended March 31, 2017, the Funds incurred the following fees under the Agreement:

Fund	Amount
Institutional Opportunities Fund	$54,339
Quality Growth Fund	42,721

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Institutional
	Opportunities Fund		Quality Growth Fund
		For the Period
		Inception(1)
	Year Ended	Through	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016
Shares sold	89,842	5,087,092	1,776,454	2,770,172
Shares issued to holders in
reinvestment of dividends	87,354	—	18,327	6,554
Shares redeemed	(91,058)	—	(1,237,351)	(949,782)
Net increase in shares outstanding	86,138	5,087,092	557,430	1,826,944

(1)	Inception date of the Fund was December 31, 2015.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended March 31, 2017, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Institutional Opportunities Fund	$6,799,050	$3,191,076	$21,280,504	$22,111,759
Quality Growth Fund	—	—	5,708,127	3,076,260

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2017, were as follows:

	Aggregate Gross	Aggregate Gross	Net	Federal Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Institutional Opportunities Fund	$5,793,622	$(471,260)	$5,322,362	$51,386,149
Quality Growth Fund	5,026,555	(708,414)	4,318,141	48,858,571

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of return of capital and wash sales.

At March 31, 2017, components of accumulated earnings on a tax-basis were as follows:

		Undistributed
	Undistributed	Long-Term	Unrealized	Total Accumulated
Fund	Ordinary Income	Capital Gains	Appreciation	Earnings
Institutional Opportunities Fund	$348,235	$ 87,328	$5,322,362	$5,757,925
Quality Growth Fund	53,325	322,604	4,318,141	4,694,070

PORT STREET FUNDS

Notes to the Financial Statements – Continued
March 31, 2017

As of March 31, 2017, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2017, the Funds did not defer any qualified late year losses.

The tax character of distributions paid during the year ended March 31, 2017, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Institutional Opportunities Fund	$925,776	$ 195	$925,971
Quality Growth Fund	44,807	240,235	285,042

The tax character of distributions paid during the year ended March 31, 2016, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Quality Growth Fund	$74,109	$15,432	$89,541

The Institutional Opportunities Fund did not pay a distribution for the year ended March 31, 2016.

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2017, each Funds’ percentage of control ownership positions greater than 25% are as follows:

Fund	Shares	Percent of Shares Held
Institutional Opportunities Fund	National Financial Services	99.90%
Quality Growth Fund	Charles Schwab & Co., Inc.	54.01%

10.  LINE OF CREDIT

The Institutional Opportunities Fund established an unsecured line of credit (“LOC”) in the amount of $5,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed on July 27, 2017.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions.  The LOC is with the Fund’s Custodian.  Interest is charged at the prime rate.  The interest rate as of March 31, 2017 was 4.00%.  The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments.  The Fund did not draw upon the LOC during the year ended March 31, 2017.

PORT STREET FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Port Street Quality Growth Fund and Port Street Institutional Opportunities Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Port Street Quality Growth Fund and Port Street Institutional Opportunities Fund (the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for Port Street Quality Growth Fund, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for Port Street Institutional Opportunities Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Port Street Quality Growth Fund and Port Street Institutional Opportunities Fund as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
May 25, 2017

PORT STREET FUNDS

Additional Information (Unaudited)
March 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Port Street Investments, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT –
Saratoga Research & Investment Management

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “Investment Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Port Street, Saratoga, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance and the performance of Port Street and Saratoga; (3) costs of the services provided by Port Street and Saratoga and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment accounts with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and Saratoga resulting from their relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives from Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement, and between Port Street and Saratoga as set forth in the Investment Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Port Street and Saratoga perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Adviser, and include but are not limited to the following: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing the Sub-Adviser’s investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies, and evaluating the Sub-Adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Adviser and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing the Sub-adviser’s voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing the Sub-Adviser’s maintenance of the required books and records for transactions that Port Street and/or Saratoga effected on behalf of the Fund; and (6) selecting or overseeing the Sub-Adviser’s selection of broker-dealers to execute orders on behalf of the Fund; (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing the Sub-Adviser’s completion of the same.  The Trustees noted Port Street’s capitalization and the fact that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with approximately $6.7 billion in assets under management, and that Beacon Pointe and other Port Street affiliates have provided resources and support to Port Street. The Trustees also noted that Beacon Pointe Holdings, LLC, the parent company of Port Street and Beacon Pointe, has agreed to guarantee Port Street’s operating expense reimbursement obligations to the Fund. The Trustees considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga provides under the Investment Sub-Advisory Agreement with respect to such portions of the Fund that the Adviser allocates to Saratoga’s management, and subject to the Adviser’s oversight, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Saratoga’s assets under management and its capitalization.  The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga provides to the Fund under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Saratoga.  In assessing the quality of the portfolio management delivered by Port Street and Saratoga, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Saratoga manages utilizing a similar investment strategy as that of the Fund. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a performance comparison.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was above the median and average for the year-to-date and one-year periods ended October 31, 2016.  The Trustees considered that the Fund underperformed the S&P 500 Index and outperformed the Russell 1000 Growth Index

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

during the year-to-date and one-year periods ended October 31, 2016, but trailed both for the period since inception on March 31, 2014. The Trustees also took into account that the Fund had achieved positive returns since inception. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance although there was some difference in performance attributable to the higher cash position held by the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Port Street’s compensation and that Port Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund had yielded a reasonable profit for Port Street.

The Trustees also considered the annual sub-advisory fee that Port Street pays to Saratoga under the Investment Sub-Advisory Agreement.  While the Trustees noted the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, the Trustees also noted the scope of services that Saratoga provides to the Fund pursuant to the Investment Sub-Advisory Agreement are more limited than the services Saratoga provides to these separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Saratoga.  Consequently, the Trustees did not consider the costs of services provided by Saratoga or the profitability of their relationship with the Fund to be material factors for consideration given that Saratoga is not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the benchmark category.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. The Trustees also took into that the total expenses (after waivers and expense reimbursements) for the Fund were equal to the median and slightly above the average when the benchmark category was limited to comparably-sized funds.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to Saratoga continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints.  The Trustees noted Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies with shareholders.  The Trustees noted the fact that the Fund’s assets are too low to consider whether the current breakpoint structure is appropriate at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser or the Sub-Adviser, and their affiliates, from their respective relationships with the Fund. The Trustees noted neither Port Street nor Saratoga utilizes soft dollar arrangements with respect to portfolio transactions and do not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that the Adviser or the Sub-Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street and Saratoga do not receive additional material benefits from their relationship with the Fund.

PORT STREET FUNDS

Additional Information (Unaudited)
March 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Port Street Investments, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS –
AMI Asset Management Corp., Aristotle Capital Management, LLC, Segall Bryant &
Hamill, and Vaughan Nelson Investment Management, L.P.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or the “Adviser”) regarding the Port Street Institutional Opportunities Fund (the “Fund”) (the “Investment Advisory Agreement”) and the Investment Sub-Advisory Agreements between Port Street and AMI Asset Management Corp. (“AMI”), Aristotle Capital Management, LLC (“Aristotle Capital”), Segall Bryant & Hamill, LLC (“SBH”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), respectively, (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) regarding the Fund (each, an “Investment Sub-Advisory Agreement,” and collectively, the Investment Sub-Advisory agreements) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Port Street, the Sub-Advisers, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement and each Investment Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and each Investment Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Port Street and each Sub-Adviser with respect to the Fund; (2) the Fund’s historical performance and the performance of Port Street and each Sub-Adviser; (3) costs of the services provided by Port Street and the profits realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Port Street and each Sub-Adviser resulting from their relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Pension Partners, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the Investment Advisory Agreement and between Port Street and the Sub-Advisers, as set forth in the Investment Sub-Advisory Agreements, as each agreement relates to the Fund, are fair and reasonable in light of the services that Port Street and the Sub-Advisers perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, as each relates to the Fund, are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Port Street provides under the Investment Advisory Agreement, noting that such services and responsibilities differ from those of the Sub-Advisers, and include but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including through the use of one or more sub-advisers; (2) investing or overseeing the investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) allocating most of the Fund’s assets to the Sub-Advisers for investment, overseeing the Sub-Advisers, and evaluating each Sub-Adviser’s performance results; (4) directly managing the portion of the Fund’s assets that the Adviser determines not to allocate to the Sub-Advisers, if any, and, with respect to such portion, determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (5) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (6) maintaining or overseeing the maintenance of the required books and records for transactions that Port Street and/or the Sub-Advisers effected on behalf of the Fund; and (7) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund.  The Trustees noted that Port Street is under common control with Beacon Pointe Advisors, LLC, a registered investment adviser with approximately $6.8 billion in assets under management (“Beacon Pointe”), and that Port Street’s parent company provides resources to Port Street in its management of the Fund. The Trustees considered the portfolio management and investment research and analysis experience of the portfolio managers that Port Street would utilize to manage the Fund’s assets, including the allocation of fund assets to Sub-Advisers and the direct management of the remaining assets.  The Trustees further considered the portfolio managers’ roles at Beacon Pointe, conducting due diligence on numerous investment advisers, recommending investment advisers to clients, overseeing the investment performance of such investment advisers, and sitting on Beacon Pointe’s Investment Committee. The Trustees also noted that the Trust and Adviser have obtained exemptive relief to allow the Adviser to operate the Fund in a “manager of managers” structure, which enables the Adviser to terminate and replace a sub-adviser without requesting shareholder approval.  The Trustees considered Port Street’s role in assessing each Sub-Adviser’s investment style and historical performance and in allocating the Fund’s assets to each Sub-Adviser and the Adviser on this basis and based on the Fund’s overall investment objective and strategies.  After considering all of the information, the Trustees concluded that Port Street has the necessary expertise and resources to both select and manage qualified sub-advisers to provide portfolio management services to the Fund in accordance with the Fund’s investment objective and strategies.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the Investment Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that each of the Sub-Advisers provides under the respective Investment Sub-Advisory Agreement with respect to the Fund, and subject to the Adviser’s oversight, noting that such services include but are not limited to the following: (1) investing the assets of the Fund consistent with the Fund’s investment objective and investment policies; (2) for the portion of the portfolio that the Adviser allocates to the Sub-Adviser, determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities for the portion of the portfolio that the Adviser allocated to the Sub-Adviser; (4) maintaining the required books and records for transactions the Sub-Adviser effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees made the following considerations with regard to the individual sub-advisers:

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

•
The Trustees considered AMI’s assets under management and capitalization.  The Trustees also considered the investment philosophy of AMI’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that AMI utilizes with respect to fund assets allocated by the Adviser.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that AMI provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered Aristotle Capital’s assets under management and capitalization.  The Trustees also considered the investment philosophy of Aristotle Capital’s portfolio manager and his significant portfolio management experience managing assets with similar investment strategies to those that Aristotle Capital utilizes with respect to Fund assets allocated by the Adviser and extensive overall portfolio management experience over the course of more than 25 years in the investment industry.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Aristotle Capital provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered SBH’s assets under management and capitalization.  The Trustees also considered the investment philosophy of SBH’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that SBH utilizes with respect to Fund assets allocated by the Adviser.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that SBH provides to the Fund under the Investment Sub-Advisory Agreement.

•
The Trustees considered Vaughan Nelson’s assets under management and capitalization.  The Trustees also considered the investment philosophy of Vaughan Nelson’s portfolio managers and their significant portfolio management experience managing assets with similar investment strategies to those that Vaughan Nelson utilizes with respect to fund assets allocated by the Adviser.  The Board also noted the overall financial analysis experience of Vaughan Nelson’s portfolio managers, which ranges from 15 to 24 years.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Vaughan Nelson provides to the Fund under the Investment Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Sub-Advisers. In assessing the quality of the portfolio management delivered by Port Street and the Sub-Advisers, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that the Sub-Advisers manage utilizing a similar investment strategy to that which is utilized by each Sub-Adviser in managing assets allocated by Port Street. The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a performance comparison.  The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was above the median and average for the year-to-date and period ended October 31, 2016.  The Trustees also observed that the Fund had outperformed its benchmark indices for the year-to-date and since inception periods ended October 31, 2016. The Trustees also took into account that the Fund had achieved positive returns since inception. The Trustees then observed that the investment performance of each Sub-Adviser’s similarly managed account composite generally tracked the performance of the corresponding sleeve of assets allocated to each Sub-Adviser by Port Street.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Port Street under the Investment Advisory Agreement, as well as Port Street’s profitability analysis for services that Port Street rendered to the Fund during the 12 months ending June 30, 2016.  The Trustees also considered the

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

effect of an expense limitation agreement on Port Street’s compensation and that Port Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees observed that Port Street does not manage other accounts utilizing a similar investment strategy as that of the Fund for purposes of conducting a management fee comparison. The Trustees concluded that Port Street’s service relationship with the Fund had not been profitable for Port Street.

The Trustees also considered the annual sub-advisory fee that Port Street pays to each Sub-Adviser under the Investment Sub-Advisory Agreements.  While the Trustees considered the management fees the Sub-Advisers charge to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund the Trustees also considered the differences in the scope of services each Sub-Adviser provides to the Fund pursuant to the Investment Sub-Advisory Agreement relative to the services the Sub-Advisers provide to separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Sub-Advisers.  Consequently, the Trustees did not consider the costs of services provided by each of the Sub-Advisers or the profitability of their relationship with the Fund to be material factors for consideration given that the Sub-Advisers are not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the benchmark category.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were well within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Port Street’s advisory fee and the portion of such fee that it allocates to each Sub-Adviser continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, and noted that the investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Port Street had agreed to consider advisory fee breakpoints and to consider approaching each Sub-Adviser regarding sub-advisory fee breakpoints in the future in response to asset growth in the Fund, but had expressed reservation about doing so at the Fund’s current asset level. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that Port Street does not expect to utilize soft dollar arrangements, but that the Sub-Advisers may, and considered the extent to which the Sub-Advisers utilize soft dollar arrangements with respect to the Fund’s portfolio transactions.  The Trustees further noted that affiliated brokers are not used to execute the portfolio transactions of the Fund. The Trustees concluded that Port Street and the Sub-Advisers do not receive any additional material benefits from their relationships with the Fund.

PORT STREET FUNDS

Additional Information (Unaudited)
March 31, 2017

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(16 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	37	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(16 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	37	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-	Variable
Year of Birth: 1957				Present); Executive Vice	Investment Trust
				President, Calamos	(11 Portfolios)
				Investments (2004-2006).	(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	37	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016);
Graduate, University of
Wisconsin Law School
(2009-2012).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973

PORT STREET FUNDS

Additional Information (Unaudited) – Continued
March 31, 2017

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*  Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

PORT STREET FUNDS

Additional Information (Unaudited)
March 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Institutional Opportunities Fund	18.32%
Quality Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017 was as follows:

Fund
Institutional Opportunities Fund	10.39%
Quality Growth Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Institutional Opportunities Fund	71.53%
Quality Growth Fund	76.89%

PORT STREET FUNDS

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2017 and March 31, 2016, the Funds’ principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$29,000	$29,000
Audit-Related Fees	$0	$0
Tax Fees	$ 6,000	$ 5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 6, 2017

* Print the name and title of each signing officer under his or her signature.